SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
              SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. [_] )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12

                    meVC Draper Fisher Jurvetson Fund I, Inc.
                     --------------------------------------
                (Name of Registrant as Specified in Its Charter)

           ----------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)



Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)      Title of each class of securities to which transaction applies:

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(2)      Aggregate number of securities to which transaction applies:

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(3)      Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)      Proposed maximum aggregate value of transaction:

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(5)      Total fee paid:

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[ ] Fee paid previously with preliminary materials:

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[ ]      Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)      Amount previously paid:

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(2)      Form, Schedule or Registration Statement No.:

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(3)      Filing Party:

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(4)      Date Filed:

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                    meVC DRAPER FISHER JURVETSON FUND I, INC.
                          991 Folsom Street, Suite 301
                         San Francisco, California 94107

                                   ----------

                                   SUPPLEMENT
                 TO THE PROXY STATEMENT DATED FEBRUARY 25, 2002

                                   ----------


         You recently received a proxy statement (the "Proxy Statement"), dated February 25, 2002, in connection with the solicitation of proxies by the Board of Directors of meVC Draper Fisher Jurvetson Fund I, Inc. (the "Fund"), to be voted at the Annual Meeting of Shareholders (the "Meeting") to be held at 9:00 a.m. on March 27, 2002, at the San Francisco airport Marriott hotel, 1800 Old Bayshore Highway, Burlingame, California. As discussed in more detail in the Proxy Statement, the Meeting will be held for the following purposes:

         (1) To elect one director to serve until the annual meeting of shareholders in 2005, or until his successor is elected and qualified;

         (2)(a) To approve a new investment advisory agreement with the Fund's current investment adviser, meVC Advisers, Inc. ("meVC Advisers");

         (2)(b) To approve a new investment advisory agreement with the Fund's current sub-adviser, Draper Fisher Jurvetson MeVC Management Co., LLC ("Draper Advisers"); and

         (3) To transact such other business as may properly come before the Meeting or any adjournment.

We are providing this proxy statement supplement (the "Supplement") to supplement the information contained in the Proxy Statement. This Supplement should be read in conjunction with the Proxy Statement. If you need another copy of the Proxy Statement, please call Paul D. Wozniak at 1 (415)-977-6150 Ext. 14.

         This Supplement is dated March 11, 2002, and is first being mailed to the shareholders of the Fund on or about March 13, 2002.

         Shareholder Litigation
         ----------------------

         On February 20, 2002, a complaint was filed in the United States District Court District of Delaware against meVC Advisers by the plaintiff, a shareholder of the Fund. The complaint alleges that the fees received by meVC Advisers from the Fund for fiscal year 2001 were excessive, in violation of
Section 36(b) of the Investment Company Act of 1940. The complaint names the Fund as a so-called "nominal" defendant for purposes of effectuating the relief sought


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by the complaint. Neither Draper Advisers nor any of the Fund's directors or officers is named as a defendant in the case. meVC Advisers denies liability, believes the case is without merit and along with the Fund intends to vigorously defend against the plaintiff's allegations. Subsequent to filing the complaint, the plaintiff made a demand on the Fund for a list of its shareholders. The Fund anticipates complying with this request.

         Voting and Revocability of Proxies
         ----------------------------------

         Each shareholder has one vote for each share of the Fund's common stock (the "Shares" or individually, a "Share") and a partial vote for each partial Share he or she held on February 4, 2002 (the "Record Date"). All of the Shares will vote together as a single class. As of the Record Date, the Fund had outstanding 16,500,000 Shares.

         NO ACTION IN CONNECTION WITH THIS SUPPLEMENT IS REQUIRED BY ANY SHAREHOLDER WHO HAS PREVIOUSLY DELIVERED A PROXY FOR USE AT THE MEETING
AND WHO DOES NOT WISH TO REVOKE THAT PROXY OR CHANGE HIS OR HER VOTE. Any shareholder who wishes to vote on any of the proposals and who has not yet delivered a proxy must return the enclosed proxy card in the enclosed postage-paid envelope or vote by telephone or through the Internet by following the instructions provided on the enclosed proxy card. A shareholder may revoke a previously delivered proxy by another proxy or by letter or telegram revoking the initial proxy. In addition, you can revoke a prior proxy by simply voting again using the original proxy card, or by telephone or through the Internet by following the instructions on the enclosed proxy card. To be effective, your revocation must be received by the Fund prior to the Meeting and must indicate your name and account number. In addition, if you attend the Meeting in person you may, if you wish, vote by ballot at the Meeting, thereby canceling any proxy previously given.

         THE BOARD OF DIRECTORS CONTINUES TO RECOMMEND UNANIMOUSLY THAT YOU VOTE FOR THE PROPOSALS LISTED ABOVE AND DESCRIBED IN THE FEBRUARY 25, 2002, PROXY STATEMENT.


                                            By order of the Board of Directors,


                                            Paul D. Wozniak
                                            Secretary


March 11, 2002
991 Folsom Street, Suite 301
San Francisco, California 94107




                                       2

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                    meVC Draper Fisher Jurvetson Fund I, Inc.
                          991 Folsom Street, Suite 301
                         San Francisco, California 94107

                                      PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Paul D. Wozniak, with the power to appoint his substitute, to represent and to vote, as designated below, all of the shares of common stock of meVC Draper Fisher Jurvetson Fund I, Inc. (the "Fund") held of record by the undersigned on February 4, 2002, at the Annual Meeting of Shareholders of the Fund to be held on March 27, 2002, and any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS. PLEASE REFER TO THE PROXY STATEMENT DATED FEBRUARY 25, 2002, FOR A DISCUSSION OF THE PROPOSALS.

To vote by Telephone:

    1.   Read the Proxy Statement and have the Proxy card below at hand.

    2.   Call 1-800-690-6903

    3. Enter the 12-digit control number on the Proxy card and follow the simple instructions.

To vote by Internet:

    1.   Read the Proxy Statement and have the Proxy card below at hand.

    2.   Go to Website www.proxyvote.com.

    3. Enter the 12-digit control number on the Proxy card and follow the simple instructions.

To vote by Mail:

    1.   Read the Proxy Statement.

    2.   Check the appropriate boxes on the proxy card below.

    3.   Sign and date the proxy card.

    4.   Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                                              KEEP THIS PORTION FOR YOUR RECORDS
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                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

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meVC Draper Fisher Jurvetson Fund I, Inc.

These proposals are made and solicited on behalf of the Board of Directors. THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR THE PROPOSALS.

1.  Election of Director

Management proposes to elect Larry J. Gerhard as a director. If elected, Mr. Gerhard will hold office until his term expires in 2005 or until his successor is elected and qualified.

For      [ __ ]
Against  [ __ ]
Abstain  [ __ ]

2(a). Revised Advisory Agreement with meVC Advisers, Inc.

Management proposes to approve the revised advisory agreement between meVC Advisers, Inc. ("meVC Advisers") and the Fund, the terms of which are substantially similar to the Fund's previous agreement with meVC Advisers.

For      [ __ ]
Against  [ __ ]
Abstain  [ __ ]

2(b). New Investment Advisory Agreement with Draper Fisher Jurvetson MeVC Management Co., LLC

Management proposes to approve a new investment advisory agreement between Draper Fisher Jurvetson MeVC Management Co., LLC ("Draper Advisers") and the Fund, the terms of which are substantially similar to the previous agreement between meVC Advisers and Draper Advisers.

For      [ __ ]
Against  [ __ ]
Abstain  [ __ ]

3. To transact such other business as may properly come before the meeting or any adjournment.


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NOTE: Please sign exactly as name appears hereon. Joint owners should each sign.
When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. Please be sure to sign and date this Proxy.


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Signature (PLEASE SIGN WITHIN BOX)                   Date


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Signature (Joint Owners)                             Date